_______________________	____________________
Name of Subscriber	Agreement No.

CONFIDENTIAL SUBSCRIPTION AGREEMENT

SKINNY NUTRITIONAL CORP.

Private Sale of Securities

Consisting of up to 21,000 Shares of Series A Convertible Preferred Stock

Aggregate Offering Amount: $2,100,000
________________________

THIS SUBSCRIPTION AGREEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION CONCERNING SKINNY NUTRITIONAL CORP. AND IS PREPARED SOLELY FOR THE USE OF THE OFFEREE NAMED ABOVE.  ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY MAY SUBJECT THE USER TO CRIMINAL AND CIVIL LIABILITY.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SKINNY NUTRITIONAL CORP.
3 Bala Plaza East, Suite 101
Bala Cynwyd, Pennsylvania 19004
Tel. (610) 784-2000

February 25, 2009
Amended as of April 8, 2009

CONFIDENTIAL SUBSCRIPTION AGREEMENT

INSTRUCTIONS:

Items to be delivered by all Investors:

a.        One (1) completed and executed Subscription Agreement, including the Investor Questionnaire.

b.        Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “Becker & Poliakoff, LLP escrow account for Skinny Nutritional Corp.” in the total amount of the Securities subscribed for.

c.       Wired funds should be directed as follows:

BECKER & POLIAKOFF, LLP
ATTORNEY ESCROW ACCOUNT FOR

SKINNY NUTRITIONAL CORP.
ACCOUNT NO. 1500561919

Signature Bank
261 Madison Avenue
New York, New York 10016
ABA No. 026013576

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE SUBSCRIBER’S BANK.

ALL DOCUMENTS SHOULD BE RETURNED TO:

Skinny Nutritional Corp.

c/o Becker & Poliakoff, LLP
45 Broadway, 11th Floor
New York, New York 10006

THE FOLLOWING EXHIBITS ARE ANNEXED TO
AND FORM PART OF THIS SUBSCRIPTION AGREEMENT:

EXHIBIT A:	INVESTOR QUESTIONNAIRE

EXHIBIT B:	CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS OF THE SERIES A CONVERTIBLE PREFERRED STOCK

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber” or the “Purchaser”) hereby subscribes to purchase from Skinny Nutritional Corp., a Nevada corporation (the “Company”), certain of the Company’s securities, as described herein, for a total purchase price of $2,100,000 (the “Purchase Price”). The Company is offering hereby (the “Offering”) a maximum of 21,000 shares of its Series A Convertible Preferred Stock (the “Series A Preferred Shares” or “Series A Shares”).

Article I
SALE OF SECURITIES

1.1      Sale of Securities; Offering Period

(a)           Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Series A Preferred Shares as described herein for the Purchase Price as set forth on the signature page of this Subscription Agreement executed by the Subscriber. The number of Series A Preferred Shares purchased hereunder by a Subscriber shall be as specified on the signature page of this Subscription Agreement executed by the Subscriber. The Company may reject any subscription in whole or in part. The securities being offered consist of a total of up to 21,000 Series A Preferred Shares, par value $.001 per share. The Series A Preferred Shares are being offered at a purchase price of $100.00 per share (the “Purchase Price”) for a minimum subscription amount of $20,000 (200 Series A Preferred Shares), unless waived by the Company. This Offering is only being made to “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws. The Series A Preferred Shares may be purchased, in part or their entirety, by officers and directors of the Company.

(b)           The Series A Preferred Shares are being offering during the offering period commencing on the date set forth on the cover page of this Subscription Agreement and terminating on the earlier of (a) 5:00 p.m. (New York time) on April 30, 2009 or (b) the date on which all Series A Preferred Shares authorized for sale have been sold (the “Offering Period”).

1.2      High Risk Investment. This investment is speculative and should only be made by investors who can afford the risk of loss of their entire investment. The proceeds from the sale of the Series A Preferred Shares will be used to fund short term capital needs to enable the Company to maintain operations until additional funding is received. The Company may sell additional securities after the completion of this transaction to further fund its operations. Unless the Company is successful in completing these additional funding transactions, or is able to generate sufficient revenue from operations, the Company may be forced to significantly curtail its operations and the Subscribers will lose their entire investment.

1.3      Selling Agent Compensation. The Company intends to engage registered broker-dealers to serve as selling agents (the “Selling Agents”) for the sale of the Series A Preferred Shares and pay commissions and other compensation to the Selling Agents who procure purchasers of the Series A Preferred Shares. We will pay and issue to each Selling Agent a warrant (the “Agent Warrants”) to purchase such number of Shares as equals 10% of the total number of Shares actually sold in the Offering to Subscribers procured by each Selling Agent. Agent Warrants shall be exercisable at the per share price of $0.07 for a period of five years from the date of issuance.

Summary of Offering and Terms of Preferred Stock

Offering Summary:
The Company is offering a maximum of 21,000 Series A Preferred Shares solely to accredited investors on a best efforts basis. Each Series A Preferred Share has a stated value of $100.00 per share. The Series A Preferred Shares and shares of Common Stock issuable upon conversion of the Series A Preferred Shares (the “Conversion Shares”) are hereafter collectively referred to as the “Securities.”

Minimum Subscription:	The minimum subscription amount for the Series A Preferred Shares is $20,000, although we may accept subscriptions in lesser amounts at our sole discretion.

Terms of Preferred Stock:

Mandatory Conversion:
Upon the effective date (the “Effective Date”) of the acceptance by the Secretary of State of the State of Nevada of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock in an amount sufficient to permit the conversion of all of the outstanding Series A Preferred Shares into Conversion Shares (the “Amendment”), then all of the outstanding Series A Preferred Shares shall, immediately upon the occurrence of the aforesaid Effective Date, automatically be converted into shares of the Company’s Common Stock (the “Mandatory Conversion”).

Conversion Rate:
The conversion rate of the Series A Preferred Shares initially will be $0.06 per share, with customary adjustments for stock splits, stock dividends and similar events (the “Conversion Rate”). Upon conversion of the maximum number of Series A Preferred Shares authorized for issuance in this Offering, the Company would issue an aggregate of 35,000,000 shares of Common Stock.

Voting Rights:
The holders of Series A Preferred Shares shall have the right to vote, together with holders of Common Stock and not as a separate class, on all matters submitted to a vote of the holders of Common Stock on an as converted basis. In addition, as long as any Series A Preferred Shares are outstanding, the Company shall not, without first obtaining the written approval of the holders of at least a majority of the then outstanding Series A Preferred Shares: (i) alter, change, modify or amend the terms of the Series A Preferred Shares or any other capital stock of the Company so as to affect adversely any of the rights of the holders of Series A Preferred Shares; (ii) create or provide for the creation of any new class or series of capital stock having a preference over or ranking pari passu with the Series A Preferred Shares as to payment of dividends, redemption or distribution of assets upon a liquidation, dissolution or winding up of the Company; (iii) issue any senior or pari passu securities; (iv) agree to any provision in any agreement that would impose any restriction on the Company’s ability to honor the exercise of any rights of the holders of the Series A Preferred Stock or (v) purchase, redeem or otherwise acquire for value, or declare, pay or make any provision for any dividend or distribution with respect to junior securities or pari passu securities.

Dividends:
The Series A Preferred Shares shall not be entitled to dividends unless the Company declares dividends in cash or other property to holders of outstanding junior or pari passu securities, in which event, each outstanding Series A Preferred Share shall be entitled, prior to the payment of any dividend on junior or pari passu securities, to receive dividends in respect of the number of Conversion Shares issuable to each holder of Series A Preferred Shares.

However, in the event that the Effective Date of the Mandatory Conversion does not occur on or before October 1, 2009 (such date may be referred to as the “Event Date”), holders of  Series A Preferred Shares will be entitled to receive, when and as declared by the Board, but only out of funds of the Company legally available for payment, dividends in cash at an annual rate of 8% per Series A Preferred Share, payable semi-annually and commencing on November 1, 2009 and thereafter on May 1 and November 1of each year until such date as the Series A Preferred Shares are converted into Common Stock or redeemed. All dividends paid with respect to shares of the Series A Preferred Stock shall be paid pro rata to the Holders entitled thereto in an amount equivalent in value to the dividend payable in respect of one share of Common Stock multiplied by the number of Conversion Shares into which each Series A Preferred Share is convertible based on the Conversion Rate in effect on the payment date for such dividend.

Liquidation:
Upon the liquidation, dissolution or winding-up of the Company, holders of Series A Preferred Shares are entitled to receive a liquidation distribution equivalent to the stated value of each Series A Preferred Share, plus accumulated and unpaid dividends, if any, before any distribution to holders of the Common Stock or any capital stock ranking junior to the Series A Preferred Shares.

Redemption:
In the event that the Effective Date for the Mandatory Conversion does not occur on or prior to the Event Date, the Company shall thereafter have the option to redeem some or all of the outstanding shares of Series A Preferred Stock at the Redemption Price (the “Redemption”). The “Redemption Price” shall be equal to the sum of (x) the stated value of the Series A Preferred Shares being redeemed plus (y) the unpaid dividends, if any, with respect to the Series A Preferred Shares being redeemed.

Rank:
The Series A Preferred Shares will rank senior to the Common Stock and any other class or series of the Company’s capital stock either specifically ranking by its terms junior to the Series A Preferred Shares or not specifically ranking by its terms senior to or on parity with the Series A Preferred Shares, with respect to the payment of dividends and upon liquidation, dissolution or winding-up of the Company.

Other Terms:	See the Form of Certificate of Designation, Preferences and Rights for the Series A Convertible Preferred Stock, attached hereto as Exhibit B.

Stockholder Approval:
The Conversion Shares will only be issued if the Secretary of State of Nevada accepts for filing the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock in an amount sufficient to permit the conversion of all of the outstanding Series A Preferred Shares into Conversion Shares (the “Amendment”). The Company’s ability to file the Amendment is subject to the approval of its stockholders, of which there can be no guarantee. The Company intends to convene a meeting of its stockholders following the closing of the Offering for the purpose of, among other things, approving the Amendment. If the Company’s stockholders do not approve the Amendment, then the holders of Series A Preferred Shares will not be able to convert such shares into Conversion Shares and may be required to hold their Series A Preferred Shares for an indefinite period of time.

Piggyback
Registration Rights:	Subscribers shall be entitled to the piggyback registration rights applicable to the Conversion Shares issuable upon the Mandatory Conversion, as described in Section 5.1 of this Agreement.

Subscription Procedure:
In order to subscribe for the Series A Preferred Shares, each prospective subscriber must complete, execute and deliver to the Company a signature page evidencing such prospective subscriber’s execution of this Subscription Agreement along with a completed confidential Purchaser Questionnaire.

Restrictions on
Transferability:
Neither the Series A Preferred Shares offered hereby nor the Conversion Shares underlying the Series A Preferred Shares are registered under the Securities Act or under the securities laws of the United States or of any state or other jurisdiction. As a result, neither the Series A Preferred Shares nor the Conversion Shares may be transferred without registration under the Securities Act, or, if applicable, the securities laws of any state or other jurisdiction, unless in the opinion of counsel to the Company, such registration is not then required because of the availability of an exemption from registration.

Investment:
An investment in the Company is highly speculative, and each investor bears the risk of losing his, her or its entire investment. All Purchasers must complete and execute a Subscription Agreement and a confidential Purchaser Questionnaire. Purchasers must set forth representations in such documents that he, she or it is purchasing the Series A Preferred Shares for investment purposes only and without a view toward distribution. The Series A Preferred Shares are suitable investments only for sophisticated investors for whom an investment in the Series A Preferred Shares does not constitute a complete investment program and who fully understand, are willing to assume, and who have the financial resources necessary to withstand, the risks involved in investing in the Series A Preferred Shares and who can bear the potential loss of their entire investment. The Series A Preferred Shares are being offered and sold only to persons who qualify as “accredited investors,” as defined under Regulation D of the Securities Act.

1.4      Escrow; No Minimum Offering Amount. The Subscriber acknowledges and agrees that all subscription amounts will be deposited in a non-interest bearing account established on behalf of the Company, but that there is no minimum Offering amount necessary to conduct a closing for the funds to be released to the Company. Accordingly, funds may be released to the Company and closings held, from time to time, as determined by the Company at any time during the Offering Period. During the Offering period, subscription funds will be placed into the escrow account and closings will be held from time to time up to the sale of the maximum amount of Securities described in this Subscription Agreement or the expiration of the Offering Period. The final Closing shall be either the date of which this Offering is fully subscribed or the last date during the Offering Period on which the Company accepts a subscription, whichever is latest. Each closing of the transactions contemplated hereunder (the “Closing”) shall be deemed to occur at the offices of Becker & Poliakoff, LLP, 45 Broadway, 11th Floor, New York, New York 10006, or at such other place as shall be mutually agreeable to the parties, at 11:00 a.m., New York Time, on such other date as be mutually agreeable to the parties.

1.5      Closing Matters. At each Closing the following actions shall be taken:

(a)       each Subscriber shall deliver its Purchase Price in immediately available United States funds to the escrow account established for the Offering; and

(b)       the Company shall deliver certificates representing the Series A Preferred Shares subscribed for to each Subscriber; and

(c)       each of the Company and the Subscriber shall deliver to the other signed copies of this Agreement and the Subscriber shall deliver to the Company a completed and executed Purchaser Questionnaire.

1.6      Use of Proceeds.  The Company intends to use the proceeds derived from this Offering to satisfy its working capital requirements and general corporate purposes. Management reserves the right to utilize the net proceeds of the Offering in a manner in the best interests of the Company. The amount of the net proceeds that will be invested in particular areas of the Company’s business will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from its general funds, including the net proceeds of this Offering.

1.7      Certain Reports Filed Under the Securities Exchange Act of 1934.

(a)       Restatement of Financial Statements for the year ended December 31, 2007.  On March 31, 2009, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) and subsequently filed with the SEC on April 1, 2009 an amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2007 (the “2007 Amendment”). The Form 8-K and the Amendment were filed in order for the Company to restate its consolidated financial statements and related financial information for the year ended December 31, 2007 in order to correct an error in the Company’s accounting and disclosures for its convertible debentures and options and warrants. The Amendment (and Form 8-K) restates (i) the Company’s consolidated balance sheets at December 31, 2007 and December 31, 2006, and (ii) the Company’s consolidated statements of operations and cash flows for the year ended December 31, 2007, and the notes related thereto. The significant effects of the restatement are as follows: (a) to debit debt conversion expense in an amount of $3,371,964 and to credit additional paid in capital by $3,371,964 related to the Company’s accounting for the beneficial conversion feature of convertible debentures that were amended to reduce the conversion rate; (b) to credit to its profit and loss statement in the amount of $69,525 in order to properly reflect on its financial statements the stock compensation expense that the Company incurred in fiscal 2007 in accordance with SFAS 123R; and (c) reflect a reclassification of the Company’s expense incurred in connection with its private placement of securities in 2007 to credit “general and administrative” expense on the Company’s statement of operations by an amount of $435,749 and debit to additional paid in capital of an equivalent amount. Due to these adjustments, the Company’s net loss for 2007 was impacted by $3,371,964 and increased to $5,698,643.

(b)       Annual Report on Form 10-K for the year ended December 31, 2008. On April 7, 2009, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report”) with the SEC.

(c)       Acknowledgement and Confirmation. The undersigned hereby agrees and acknowledges that it has been advised that the Company has filed with the SEC the 2007 Amendment, the Form 8-K and the 2008 Annual Report (collectively, the “SEC Reports”) and that it has either obtained or has access to (through the public website of the SEC or otherwise) the SEC Reports. The SEC Reports comprise an integral part of this Agreement and each Subscriber is urged to read each such report in its entirety. The undersigned further agrees that the SEC Reports are incorporated herein by reference, that it has taken the opportunity to review such reports in their entirety and that is has considered all factors that it deems material in deciding on the advisability of investing in the Company’s securities.

1.8          Subscriber Information

(a)		Name(s) of SUBSCRIBER(s):_____________________

___________________________________

___________________________________

(b)	Principal Amount of Securities
	Subscribed for:	$__________

(c)	Accredited Investor Status

The Subscriber acknowledges and agrees that the offering and sale of the Securities are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder.  In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows [Please check statements applicable to the Subscriber]:

The Subscriber is an Accredited Investor because the Subscriber is (check appropriate item):

☐	a bank as defined in Section 3(a)(2) of the Securities Act;

☐	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act;

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”);

☐	an insurance company as defined in Section 2(13) of the Securities Act;

☐	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐
an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $l,000,000;

☐
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act; or

☐
an entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

☐
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000

☐	a director or officer of the Company.

(d)	Additional Information.

The Subscriber has completed the signature page to this Subscription Agreement and the Questionnaire annexed at Exhibit A to this Subscription Agreement.

1.9      Risks Factors

Investing in our Securities involves risks and our operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. You should consider the following risk factors in evaluating whether to invest in our Securities. However, the risks described below are not the only risks facing the Company. In addition to these risk factors and other risks described elsewhere in this Agreement, you should carefully consider the risk factors described in our SEC Reports, each of which has been filed with the Securities and Exchange Commission and which are all incorporated by reference in this Agreement. These risks could have a material adverse effect on our business, results of operations, financial condition or liquidity and cause our actual operating results to materially differ from those contained in forward-looking statements made in this Agreement, in our SEC Reports and elsewhere by management. Before making an investment decision, you should carefully consider these risks as well as other information contained or incorporated by reference in this Agreement. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results.

General Risks Related to the Company’s Business

The Company has a history of operating losses. If it continues to incur operating losses, it eventually may have insufficient working capital to maintain operations.

     As of December 31, 2008, the Company had an accumulated deficit of $22,229,657, of which $14,234,212 is directly related to the development of Skinny Nutritional products. For the years ended December 31, 2008 and December 31, 2007, the Company incurred losses from operations of $6,232,123 and $5,698,643, respectively. If the Company is not able to begin to earn an operating profit at some point in the future, it will eventually have insufficient working capital to maintain its operations as it presently intends to conduct them.

The Company recently restated its financial statements for the fiscal year ended December 31, 2007.

In its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the “2007 Form 10-KSB”), the Company reported an accumulated deficit of $13,127,636. Further, the Company had also reported in its 2007 Form 10-KSB that for the years ended December 31, 2007 and 2006, it incurred losses from operations of $2,828,745 and $2,303,446 respectively. Following its reassessment of its accounting of the beneficial conversion feature of its then outstanding convertible debentures and its valuation of outstanding stock options and warrants, the Company filed an amendment to the 2007 Form 10-KSB on April 1, 2009 to restate (i) the Company’s consolidated balance sheets at December 31, 2007 and December 31, 2006, and (ii) the Company’s consolidated statements of operations and cash flows for the year ended December 31, 2007, and the notes related thereto. The significant effects of the restatement are as follows: (a) to debit debt conversion expense in an amount of $3,371,964 and to credit additional paid in capital by $3,371,964 related to the Company’s accounting for the beneficial conversion feature of convertible debentures that were amended to reduce the conversion rate; (b) to credit to its profit and loss statement in the amount of $69,525 in order to properly reflect on its financial statements the stock compensation expense that the Company incurred in fiscal 2007 in accordance with SFAS 123R; and (c) reflect a reclassification of the Company’s expense incurred in connection with its private placement of securities in 2007 to credit “general and administrative” expense on the Company’s statement of operations by an amount of $435,749 and debit to additional paid in capital of an equivalent amount. Due to these adjustments, the Company’s net loss for 2007 was impacted by $3,371,964 and increased to $5,698,643.

The Company has been reliant on capital raised from private placements of its securities to fund operations and its independent auditors have included a “going concern” opinion in their report included in the Company’s Annual Report.

The Company has been substantially reliant on capital raised from private placements of our securities to fund our operations. During the 2008 fiscal year, the Company raised approximately $5,000,000 from the sale of securities to accredited investors in private transactions pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended. Our independent auditors have included a “going concern” explanatory paragraph in their report to our financial statements for the year ended December 31, 2008, citing recurring losses from operations. Our capital needs in the future will depend upon factors such as market acceptance of our products and any other new products we launch, the success of our independent distributors and our production, marketing and sales costs. None of these factors can be predicted with certainty. The Company must satisfy its future cash needs by further developing a market for its products, selling additional securities in private placements or by negotiating for an extension of credit from third party lenders.

If the Company is unable to achieve sufficient levels of sales, it will need substantial additional debt or equity financing in the future for which it currently has no commitments or arrangement. No assurances can be given that any additional financing, if required, will be available or, even if it is available that it will be on acceptable terms. If the Company raises additional funds by selling common stock or convertible securities, the ownership of our existing shareholders will be diluted. If additional funds are raised though the issuance of equity or debt securities, such additional securities may have powers, designations, preferences or rights senior to our currently outstanding securities. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition. If the Company is unsuccessful in raising additional capital and increasing revenues from operations, it will need to reduce costs and operations substantially. Further, if expenditures required to achieve plans are greater than projected or if revenues are less than, or are generated more slowly than, projected, the Company will need to raise a greater amount of funds than currently expected.

Risks Related to this Offering

The Securities offered hereby are “restricted securities” and may not be transferred or resold absent registration or an exemption therefrom.

The Securities offered hereby will be issued pursuant to an exemption from registration under the Securities Act and therefore have not been and will not be registered under that act or any applicable state securities laws. Consequently, the Securities may be sold, transferred, or otherwise disposed of by the Purchasers hereunder only if, among other things, the Series A Preferred Shares or the Conversion Shares are registered or, in the opinion of counsel acceptable to us, registration is not required under the Securities Act or any applicable state securities laws.

Purchasers of our Series A Preferred Shares must be aware of the long-term nature of their investment and be able to bear the economic risks of their investment for an indefinite period of time. No trading market exists for the Series A Preferred Shares and neither the Series A Preferred Shares nor the Conversion Shares have been registered under the Securities Act or the securities or “blue sky” laws of any state. The right of any Subscriber to sell, transfer, pledge or otherwise dispose of the Securities offered herein will be limited by the Securities Act and state securities laws and the regulations promulgated thereunder. Accordingly, under the Securities Act, the Securities offered herein may not be resold unless a registration statement is filed and becomes effective or an exemption from registration is available. The Company is not under any affirmative obligation to file a registration statement covering the Securities and there can be no assurance that any registration statement the Company may file covering such securities will be effective. Further, there can be no assurance that a liquid market for our Common Stock will be sustained. Rule 144 promulgated under the Securities Act requires, among other conditions, a holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements of the Securities Act. There can be no assurance that we will fulfill in the future any reporting requirements under the Exchange Act, or disseminate to the public any current financial or other information concerning the Company, as required by Rule 144 as one of the conditions of its availability.

There is no public market for the Series A Preferred Shares.

There is no public market for the Company’s Series A Preferred Stock and one will not develop as a result of this Offering. Although the Company’s Common Stock is traded on the Over-the-Counter Bulletin Board, due to the risks of investing in a restricted security, all investors must therefore bear the economic risk of their investment in the Series A Preferred Stock for an indefinite period of time.  Accordingly, prospective investors must have adequate means of providing for their current needs and personal contingencies. Investors should be aware of the high risks involved in an investment in the Company.

The conversion of the Series A Preferred Shares into Conversion Shares is subject to the approval of the Company’s stockholders and there can be no guarantee the stockholder approval will be obtained.

Pursuant to the terms of this Agreement, the Company is offering its Series A Preferred Shares, for which there is no trading market. The Conversion Shares which the Company may issue upon the conversion of the Series A Preferred Shares, will only be issued upon the occurrence of the mandatory conversion event as described in the Certificate of Designations, Rights and Limitations of the Series A Convertible Preferred Stock, which has been annexed as Exhibit B to this Agreement (the “Certificate of Designations”). As described in the Certificate of Designations, the Company will issue the Conversion Shares upon the date that the Secretary of State of Nevada accepts for filing an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock in an amount sufficient to permit the conversion of all of the outstanding Series A Preferred Shares into Conversion Shares (the “Amendment”). The Company’s ability to file the Amendment is subject to the approval of the Company’s stockholders, of which there can be no guarantee. If the Company’s stockholders do not approve the Amendment, then the holders of Series A Preferred Shares will not be able to convert such shares into Conversion Shares and may be required to hold their Series A Preferred Shares for an indefinite period of time. Although the Company may ultimately agree to redeem Series A Preferred Shares if it is unable to obtain shareholder approval of the Amendment, there can be no guarantee that the Company would have sufficient resources to do so. Accordingly, a Subscriber must be able to bear the risk of a complete loss of its investment.

The possible redemption of the Series A Preferred Shares may deprive Subscribers of receiving all the anticipated benefits from purchasing Series A Preferred Shares.

In the event the Company’s stockholders do not approve the Amendment, the Company will have the option of redeeming the Series A Preferred Shares, although the Purchasers will not have the right to require the redemption of the Series A Preferred Shares. The redemption price for the Series A Preferred Shares is equal to the sum of the stated value of the Series A Preferred Shares being redeemed plus the unpaid dividends, if any, with respect to the Series A Preferred Shares being redeemed. Accordingly, if the Company does not obtain stockholder approval for the Amendment and the Series A Preferred Shares are redeemed, Subscribers will not have received any benefit from their investment. Further, during the period from the date of the notice of redemption and up to the redemption date, holders will not be entitled to convert the Series A Preferred Shares. Further, if the Company does not have the available capital to redeem the Series A Preferred Shares if the Amendment is not approved, Subscribers may be required to hold the Series A Preferred Shares for an indefinite period of time. Accordingly, a Subscriber must be able to bear the risk of a complete loss of its investment.

Availability of Securities Act exemption.

The Securities are being offered pursuant to various available exemptions from registration from U.S. federal and state securities law registration requirements. Compliance with such laws, which must be met in order for such exemptions to be available to us, is highly technical and to some extent involves elements beyond our control. If the proper exemptions do not ultimately prove to be available, we could be subject to the claims of all or only some of our shareholders for violations of federal or state securities laws, which could materially adversely affect our profitability or operations or make an investment in the Securities worthless.

We do not anticipate paying dividends in the foreseeable future, and the lack of dividends may have a negative effect on the price of our Common Stock.

We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore, we do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.

Our Common Stock is traded on the OTC Bulletin Board, which may be detrimental to investors.

Our shares of Common Stock are currently traded on the OTC Bulletin Board. Stocks traded on the OTC Bulletin Board generally have limited trading volume and exhibit a wide spread between the bid/ask quotations. We cannot predict whether a more active market for our Common Stock will develop in the future. In the absence of an active trading market investors may have difficulty buying and selling our Common Stock or obtaining market quotations; market visibility for our Common Stock may be limited; and a lack of visibility for our Common Stock may have a depressive effect on the market price for our Common Stock.

Our Common Stock is subject to restrictions on sales by broker-dealers and penny stock rules, which may be detrimental to investors.

Our Common Stock is subject to Rules 15g-1 through 15g-9 under the Exchange Act, which imposes certain sales practice requirements on broker-dealers who sell our Common Stock to persons other than established customers and “accredited investors” (as defined in Rule 501(c) of the Securities Act). For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. This rule adversely affects the ability of broker-dealers to sell our Common Stock and purchasers of our Common Stock to sell their shares of our Common Stock.

Additionally, our Common Stock is subject to SEC regulations applicable to “penny stocks.” Penny stocks include any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions. The regulations require that prior to any non-exempt buy/sell transaction in a penny stock, a disclosure schedule proscribed by the SEC relating to the penny stock market must be delivered by a broker-dealer to the purchaser of such penny stock. This disclosure must include the amount of commissions payable to both the broker-dealer and the registered representative and current price quotations for our Common Stock. The regulations also require that monthly statements be sent to holders of a penny stock that disclose recent price information for the penny stock and information of the limited market for penny stocks. These requirements adversely affect the market liquidity of our Common Stock.

Preferred Stock as an anti-takeover device.

The Company is authorized to issue 1,000,000 shares of preferred stock, $.001 par value.  The Series A Preferred Shares offered hereby are the first series of the Company’s Preferred Stock to be issued.  The preferred stock may be issued in series from time to time with such designation, voting and other rights, preferences and limitations as our Board of Directors may determine by resolution. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the authority to issue these shares without stockholder approval subject to approval of the holders of our preferred stock. The issuance of preferred stock may have the effect of delaying or preventing a change in control of the Company without any further action by our stockholders.

Forward Looking Statements

This Agreement and the exhibits annexed hereto contain certain forward looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by use of the use of forward-looking terminology such as “believes”, “expects”, “may”, “will”, “should”, “plan”, “intend”, or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussion of strategy that involve risks an uncertainties. Management wishes to caution each Subscriber that these forward-looking statements and other statements contained herein regarding matters that are not historical facts, are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors, including the risks described under “Risk Factors” that may cause the Company’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by the management which may not prove to be correct.

In addition to the risks described in Risk Factors, important factors to consider and evaluate in such forward-looking statements include: (i) changes in the external competitive market factors which might impact the Company’s results of operations; (ii) unanticipated working capital or other cash requirements including those created by the failure of the Company to adequately anticipate the costs associated with clinical trials, manufacturing and other critical activities; (iii) changes in the Company’s business strategy or an inability to execute its strategy due to the occurrence of unanticipated events; (iv) the inability or failure of the Company’s management to devote sufficient time and energy to the Company’s business; and (v) the failure of the Company to complete any or all of the transactions described herein on the terms currently contemplated. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Agreement will in fact transpire.

All of these assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of our Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this Agreement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable U.S. securities law.

Article II
REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to the Purchasers as of the date of this Agreement as follows:

            (A)      The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses.  The Company is not in violation of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(B)      The Company is currently authorized to issue 250,000,000 shares of Common Stock, $0.001 par value per share and 1,000,000 shares of Preferred Stock, $0.001 par value per share. Except as described in this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no entity or person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. The issue and sale of the Securities will not (except pursuant to their terms thereunder), immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any entity or person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(C)      The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement, and subject to the filing of the Amendment, to issue and sell the Securities and deliver the Series A Preferred Shares, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith other than as described above in connection with the need to obtain stockholder approval of the Amendment. When executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D)      The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than (i) in connection with the approval of the Amendment; (ii) any filings required by state securities laws, (iii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) those that have been made or obtained prior to or contemporaneously with the date of this Agreement and (v) filings pursuant to the Exchange Act.

(E)       The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms and conditions described herein do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii)  violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(F)       The Series A Preferred Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws. The Conversion Shares have been duly authorized and, when issued and paid for in accordance with this Agreement and the Certificate of Designations, will be duly and validly issued, fully paid and nonassessable, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

(G)      Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

(H)      The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company’s financial condition.

Article III
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

By signing this Agreement, each undersigned Purchaser hereby represents and warrants to the Company as follows as an inducement to the Company to accept the subscription of the Purchaser:

(A)      The Purchaser acknowledges and agrees that (i) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Securities have not been registered under the Securities Act and (iii) that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein and in the Questionnaire annexed hereto at Exhibit A) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder. In accordance therewith and in furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) for the reason indicated in Article I of this Subscription Agreement.

(B)      The Purchaser hereby represents and warrants that the Purchaser is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution. The Purchaser understands that the Securities are being sold to the Purchaser in a transaction which is exempt from the registration requirements of the Securities Act.  Accordingly, the Purchaser acknowledges that it has been advised that the Securities have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Purchaser’s representations contained herein and upon the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states. The Purchaser’s acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C)      The Purchaser (or its “Purchaser Representative” if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Purchaser or its Purchaser Representative(s) has received such information requested by the Purchaser concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Purchaser acknowledges that the Purchaser has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations or needed to verify the accuracy of any information contained herein or any other information about the Company.  Except as set forth in this Agreement, no representation or warranty is made by the Company to induce the Purchaser to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Purchaser or the Purchaser’s advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Purchaser further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement.

(D)      The Purchaser is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Purchaser for purposes of federal and state securities laws. Accordingly, each Purchaser represents and warrants that the information stated herein is true, accurate and complete, and agrees to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete. The Purchaser has completed this Agreement and Questionnaire, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Purchaser on the date hereof. The Purchaser has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(E)       The Purchaser is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in Securities generally.

(F)       The Purchaser has received or obtained access to certain information regarding the Company, including this Agreement, the SEC Reports and other accompanying documents of the Company receipt of which is hereby acknowledged. The Purchaser has carefully reviewed all information provided to it and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and understands and has relied only on the information provided to it in writing by the Company relating to this investment. No agent prepared any of the information to be delivered to prospective investors in connection with this transaction. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase the Securities.

(G)      The Purchaser also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Agreement strictly confidential, the Company or its counsel may present this Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(H)      The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Agreement on behalf of such entity. If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, if any, in respect thereof on the part of Purchasers and no other proceedings on the part of Purchasers are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchasers and constitutes a valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

(I)        The Purchaser is aware that the offering of the Securities involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time.  The purchase of the Securities involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Purchaser’s overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his net worth and the Purchaser has adequate means of providing for its current needs and contingencies.

(J)       The Purchaser acknowledges and agrees that there is no “minimum” offering amount for the Securities. The Purchaser acknowledges and agrees that funds may be immediately released to the Company.

            (K)      In entering into this Agreement and in purchasing the Securities, the Purchaser further acknowledges that:

(i)  The Company has informed the Purchaser that the Securities have not been offered for sale by means of general advertising or solicitation and the Purchaser acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Securities.

(ii)  Neither the Securities nor any interest therein may be resold by the Purchaser in the absence of a registration under the Securities Act or an exemption from registration. In particular, the Purchaser is aware that all of the foregoing described Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder.

(iii)  The following legends (or similar language) shall be placed on the certificate(s) or other instruments evidencing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH NOTES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH NOTES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv)  The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted, upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(L)       The Company has employed its own legal counsel in connection with the Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Agreement or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Purchasers.  Prospective Purchasers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to this Agreement.

(M)     __________ (insert name of Purchaser Representative: if none leave blank) has acted as the Purchaser’s Purchaser Representative for purposes of the private placement exemption under the Act.  If the Purchaser has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Purchaser has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Purchaser in particular.

(N)      The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Selling Agents may purchase Securities in the Offering.

(O)      It never has been represented, guaranteed or warranted by the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Purchasers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Purchaser’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

(P)       The Purchaser acknowledges that any delivery to it of this Agreement relating to the Securities prior to the determination by the Company of its suitability as a Purchaser shall not constitute an offer of the Securities until such determination of suitability shall be made, and the Purchaser hereby agrees that it shall promptly return this Agreement and the other Offering documents to the Company upon request. The Purchaser understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company this subscription shall be deemed rejected in whole.

Article IV
INDEMNIFICATION

4.1      Indemnification by the Company. The Company agrees to defend, indemnify and hold harmless the Purchasers and shall reimburse Purchasers for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, “Losses”) directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Company contained herein or in any certificate, document, or instrument delivered to Purchasers pursuant hereto.

4.2      Indemnification by Purchasers. Purchasers agrees to defend, indemnify and hold harmless the Company and shall reimburse the Company for, from and against all Losses directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation of the Purchasers contained herein or in any certificate, document or instrument delivered to the Company pursuant hereto.

4.3      Procedure. The indemnified party shall promptly notify the indemnifying party of any claim, demand, action or proceeding for which indemnification may be sought under Sections 4.1 or 4.2 of this Agreement, and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding (collectively, a “Claim”), the indemnifying party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the indemnified party. The indemnified party shall have the right to participate, at its own expense, with respect to any such third party Claim. In connection with any such third party Claim, Purchasers and the Company shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party Claim shall be settled without the prior written consent of the indemnified party, which shall not be unreasonably withheld. If a firm written offer is made to settle any such third party Claim and the indemnifying party proposes to accept such settlement and the indemnified party refuses to consent to such settlement, then: (i) the indemnifying party shall be excused from, and the indemnified party shall be solely responsible for, all further defense of such third party Claim; and (ii) the maximum liability of the indemnifying party relating to such third party Claim shall be the amount of the proposed settlement if the amount thereafter recovered from the indemnified party on such third party Claim is greater than the amount of the proposed settlement.

ARTICLE V
ADDITIONAL AGREEMENTS BY THE PARTIES

Section 5.1       Registration Rights

The Subscriber and the Company agree that the Subscriber shall be entitled to the registration rights with respect to the Securities as set forth in this Section 5.1

(a)       Definition of Registrable Securities. As used in this Section 5.1, the term “Registrable Security” means (i) each Conversion Share issuable upon conversion of the Series A Preferred Shares issued under this Agreement; and (ii) any securities issued upon any stock split or stock dividend in respect thereof; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been effectively registered under the Securities Act and disposed of pursuant thereto; (B) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (C) it has ceased to be outstanding. The term “Registrable Securities” means any and all of the securities falling within the foregoing definition of “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate to prevent any dilution or increase of the rights granted pursuant to this Clause (a) as determined in good faith by the Board of Directors.

(b)       Registration by the Company. Commencing on the Closing Date and for a period of three years thereafter, in the event that the Company intends to file a registration statement with the Securities and Exchange Commission under the Securities Act, other than registration statement on Form S-4 or S-8, or successor forms thereto, and registration statements filed but not effective prior to the termination of this Offering, to register for sale any of its shares of Common Stock, the Company will include for resale under the Securities Act in the registration statement the Registrable Securities of the Holder in accordance with this Section 5.1. The Company shall advise the Holder of the Registrable Securities (such persons being collectively referred to herein as “Holders”) by written notice at least 20 days prior to the filing by the Company with the Securities and Exchange Commission of any other registration statement under the Act covering shares of Common Stock of the Company, except on Forms S-4 or S-8 (or similar successor form) or registration statements filed but not effective prior to the termination of this Offering, and upon the request of any such Holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Holder’s Registrable Securities. Such Holders shall furnish information and indemnification as set forth in elsewhere in this Section 5.1. For the purpose of the foregoing, inclusion of the Registrable Shares by the Holder in a Registration Statement pursuant to this Section 5.1 under a condition that the offer and/or sale of such Registrable Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this Section 5.1. Further, the Company shall not be required to register for resale any Registrable Securities if at the time of such proposed registration, the Registrable Securities may be sold without any limitation under Rule 144. The Company may withdraw the registration at any time. Notwithstanding the foregoing, if the registration statement filed by the Company is pursuant to an underwritten offering:

(A)           if the underwriter determines in good faith that marketing factors require the exclusion of some or all of the Registrable Securities, then the Holders may include in the registration statement no more than the maximum amount, if any, of such  Registrable Securities that the underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities requested to be included therein owned by the Holders or in such other proportions as shall mutually be agreed upon by such parties). The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company shall be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders; and

(B)           each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires.

(c)           Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

(A)           The Company shall use its best efforts to have the registration statement declared effective as soon as possible after filing, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested. In addition, the Company shall file such amendments as may be required from time to time, in order to keep any registration statement filed under this section effective as provided herein. The registration statement filed by the Company hereunder shall remain effective for the earlier of (i) 9 months or (ii) the date that the Registrable Securities may be sold without volume limitation under SEC Rule 144.

(B)           The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with the registration statement filed pursuant hereto including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

(C)           The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(D)           The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including reasonable expenses reasonably incurred in investigating, preparing or defending against any claim) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (E) below.

(E)           Each Holder of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including expenses reasonably incurred in investigating, preparing or defending against any claim) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (I) from information furnished by or on behalf of such Holder, or their successors or assigns, for inclusion in such registration statement or (II) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Holder.

(F)           The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request.

ARTICLE VI
MISCELLANEOUS

6.1      Survival.  The representations and warranties set forth in Articles II and III hereof shall survive the Closing.  No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Agreement. No party makes any additional or implied representations other than those set forth herein.

6.2      Expenses.  Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

6.3      Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter.

6.4      Binding Effect of Subscription. The Purchaser hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser and his heirs, executors, administrators, successors, legal representatives, and assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

6.5      Captions. The table of contents and captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

6.6      Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority of the Securities subscribed for in the Offering or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought (in the case of the Purchasers, such waiver shall be in writing and approved by a majority of the Purchasers). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.7      Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or, if to the Company, the Company’s executive office, or (b) delivered personally at such address.

6.8      Execution.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

6.9      Severability.  Each provision of this Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

6.10    Non-Assignment.  This Agreement is not transferable or assignable by the Purchaser except as may be provided herein.

6.11    Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Pennsylvania, without regard to the principles of conflicts of law thereof.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Pennsylvania (the “Pennsylvania Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Pennsylvania Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Pennsylvania Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.12    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.

Signature pages to Subscription Agreement Follows

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the __ day of ____________, 2009.

THE COMPANY:

SKINNY NUTRITIONAL CORP.:

Ronald Wilson,
Chief Executive Officer

EXECUTION BY AN INDIVIDUAL
(Not applicable to entities)

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.

PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

☐    Individual

☐    Joint Tenants (rights of survivorship)

☐    Tenants in Common (no rights of survivorship)

I represent that the foregoing information is true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ ___, 2009

Subscription Amount:  $_____________

Number of Shares of Series A Preferred Stock to be purchased: _______________

_____________________________________________
(Name of Investor - Please Print)

_____________________________________________
(Signature)

_____________________________________________
(Name of co-Investor - Please Print)

_____________________________________________
(Signature of Co-Investor)

Exact name Shares are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

PARTNERSHIP SIGNATURE PAGE

The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____2009

Subscription Amount:  $_____________

Number of Shares of Series A Preferred Stock to be purchased: _______________

Name of Partnership
(Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Exact name Shares are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

CORPORATION/LIMITED LIABILITY COMPANY SIGNATURE PAGE

The undersigned CORPORATION or LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the CORPORATION or LIMITED LIABILITY COMPANY to acquire the Securities and sign this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY and, further, that the undersigned CORPORATION or LIMITED LIABILITY COMPANY has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____2009

Subscription Amount:  $_____________

Number of Shares of Series A Preferred Stock to be purchased: _______________

Name of Corporation
Or Limited Liability Company
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Exact name Shares are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

TRUST/RETIREMENT PLAN SIGNATURE PAGE

The undersigned TRUST or RETIREMENT PLAN hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN are duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN and, further, that the undersigned TRUST or RETIREMENT PLAN has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____2009

Subscription Amount:  $_____________

Number of Shares of Series A Preferred Stock to be purchased: _______________

Title of Trust or Retirement Plan
(Please Type or Print)

By:
Signature of Trustee or
Authorized Signatory

Name of Trustee:
(Please Type or Print)

By:
Signature of Co-Trustee if applicable

Name of Co-Trustee:
(Please Type or Print)

Exact name Shares are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):